EXHIBIT 32.2

Certification of Principal Financial Officer

Pursuant to U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Medbox, Inc., a Nevada corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the period ending December 31, 2014 of the Company (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2015
	By:	/s/ C. Douglas Mitchell
C. Douglas Mitchell
Chief Financial Officer (Principal Financial Officer)